                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statement on Form S-1 (File No. 33-388265).

ARTHUR ANDERSEN LLP

New York, New York
March 29, 2000